Exhibit 10(B)

                                MERGER AGREEMENT

         THIS AGREEMENT made this 18th day of September, 2001, by and between:

         CENTURYTEL, INC., represented herein by R. Stewart Ewing, Jr.,Executive Vice President and Chief Financial Officer ("CenturyTel"), as sponsor of the CenturyTel, Inc. Stock Bonus Plan and PAYSOP ("Stock Bonus Plan and PAYSOP") and the CenturyTel, Inc. Employee Stock Ownership Plan ("ESOP");

         REGIONS BANK OF LOUISIANA, represented herein by Lisa K. McGivney ("Regions Bank"), as Trustee of the CenturyTel, Inc. Stock Bonus and PAYSOP Trust ("Stock Bonus and PAYSOP Trust") and the CenturyTel, Inc. Employee Stock Ownership Trust ("ESOP Trust");

         WHEREAS, CenturyTel currently maintains the Stock Bonus Plan and PAYSOP, and the ESOP;

         WHEREAS, CenturyTel has determined to merge the Stock Bonus Plan and PAYSOP into the ESOP;

         WHEREAS, in connection with the merger, 100% of the account balances of participants in the Stock Bonus Plan and PAYSOP shall be transferred to the ESOP; and

         WHEREAS, the merger and the transfers are to be effective September 18, 2001;

         NOW, THEREFORE, the parties agree as follows:

         1. The Stock Bonus Plan and PAYSOP, and the ESOP, are hereby merged, and the account balances of participants in the Stock Bonus Plan and PAYSOP are hereby transferred to the ESOP, effective as of September 18, 2001;

         2. The merger and transfer shall be made in accordance with the "merger" requirements of Treasury Regulations 1.414(l)-1 et. seq., including the following:

                  (a) The sum of the fair market value of the account balances in the Stock Bonus Plan and PAYSOP and the fair market value of the account balances in the ESOP, shall equal the fair market value (determined as of the date of the merger) of the entire plan assets;


                  (b) The assets of the Stock Bonus Plan and PAYSOP are to be combined with the assets of the ESOP to form the assets of the ESOP as merged; provided, however, that
                           (1) the assets of the Stock Bonus Plan and PAYSOP and the assets of the ESOP shall continue to be held in the Stock Bonus and PAYSOP Trust and the ESOP Trust as provided in paragraph 3 below, and (2) the assets of both the Stock Bonus and PAYSOP Trust and the ESOP Trust will be available to pay benefits under the ESOP as merged; and
                  (c) Immediately after the merger, the account balances of participants in the resulting plan shall equal the sum of the account balances of participants in both the Stock Bonus Plan and PAYSOP, and the ESOP, before the merger and transfer.

         3. Contemporaneous herewith, the ESOP shall be amended to provide as follows:

                  (a) Stock Bonus Accounts and PAYSOP Tax Credit Accounts of participants in the Stock Bonus Plan and PAYSOP shall continue to be maintained in the ESOP after the merger.

                  (b) The PAYSOP provisions contained in the Stock Bonus Plan and PAYSOP shall be incorporated into the ESOP and shall apply to PAYSOP Tax Credit Accounts in the ESOP.

                  (c) Except to the extent inconsistent with the PAYSOP provisions or other applicable law, all provisions of the ESOP shall apply to Stock Bonus Accounts and PAYSOP Tax Credit Accounts in the ESOP.

                  (d) Provisions in the plans relating to voting of shares and tendering of shares shall continue to apply to accounts in the same manner as provided in the plans prior to the merger.

                  (e) Provisions in the ESOP for diversification of accounts under Code Section 401(a)(28) shall apply to ESOP Accounts, Stock Bonus Accounts and PAYSOP Tax Credit Accounts under the ESOP as merged.

                  (f) Contributions to the Stock Bonus Plan and PAYSOP for the 2001 Plan Year, and earnings on accounts of participants in the Stock Bonus Plan and PAYSOP, shall be carried forward into the ESOP as merged, and allocated to Stock Bonus Accounts and PAYSOP Tax Credit Accounts, as applicable, as of the end of the 2001 plan year for the ESOP as merged.

                  The ESOP, the ESOP Trust, and the Stock Bonus and PAYSOP Trust shall be deemed to be amended by this Merger Agreement until such time as amendments to effectuate the foregoing are adopted by CenturyTel.

         4. The following shall apply to assets in the Stock Bonus and PAYSOP Trust and the ESOP Trust after the merger of the Plans:

                  (a) Assets in both trusts shall be available to pay benefits to participants, former participants and beneficiaries under the ESOP as merged.

                  (b) All features, rights, and privileges (including voting rights) of the CenturyTel stock held in the Trusts prior to the merger of the Plans shall continue unchanged and will continue to apply to such stock after the merger.

         5. Effective September 18, 2001, the Stock Bonus Plan and PAYSOP is hereby amended and restated to read identically to the ESOP, as amended in accordance with paragraph 3 above, and as of such date the separate existence of the Stock Bonus Plan and PAYSOP shall cease. The merger and transfer is intended to be a continuation of the Stock Bonus Plan and PAYSOP, as merged into the ESOP, and is not intended to be a termination or partial termination of the Stock Bonus Plan and PAYSOP. All benefits, rights and features provided under the Stock Bonus Plan and PAYSOP that are protected by Internal Revenue Code Section 411(d)(6) shall be preserved in the ESOP as merged.

         If any of the terms of the Stock Bonus Plan and PAYSOP, the ESOP, the Stock Bonus and PAYSOP Trust, or the ESOP Trust, are inconsistent with the terms of this Merger Agreement, they are hereby amended by this Merger Agreement.

         And now appears Regions Bank, as trustee for the Stock Bonus and PAYSOP Trust, and as trustee for the ESOP Trust, for the purpose of acknowledging and accepting the terms of this Merger Agreement.

         THUS DONE AND SIGNED on the date first above mentioned.

                             CENTURYTEL, INC., AS SPONSOR OF THE CENTURYTEL, INC. STOCK BONUS PLAN AND PAYSOP AND THE CENTURYTEL, INC., EMPLOYEE STOCK OWNERSHIP PLAN

                             BY:  /s/ R. Stewart Ewing, Jr.
                                ------------------------------------
                                  R. Stewart Ewing, Jr., Executive
                                  Vice President and
                                  Chief Financial Officer


                             REGIONS BANK OF LOUISIANA, AS TRUSTEE OF THE
                             CENTURYTEL, INC. STOCK BONUS AND PAYSOP TRUST AND THE CENTURYTEL, INC. EMPLOYEE STOCK OWNERSHIP TRUST

                             BY:  /s/ Lisa K. McGivney
                               -------------------------------------
                             Name:  Lisa K. McGivney
                                 -----------------------------------
                             Title:  Senior Vice President
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